Exhibit 99.1

El Pollo Loco Appoints Joe Taylor to its Board of Directors

Corporate Finance and Restaurant Industry Leader Joins El Pollo Loco’s Board of Directors

COSTA MESA, Calif., Jan. 13, 2025 (GLOBE NEWSWIRE) -- El Pollo Loco, Inc. (“El Pollo Loco” or “the Company”) (Nasdaq: LOCO), the nation’s leading fire-grilled chicken restaurant chain, announced today it appointed Joe Taylor as an independent director who will also serve on the Audit Committee, effective January 13, 2025. The election of Mr. Taylor fills the vacancy on the Company’s Board of Directors that was created as a result of an increase in the size of the Board from seven (7) to eight (8) directors.

“I am thrilled to welcome Joe to our Board of Directors.  His depth of restaurant and finance leadership experience will be a tremendous asset to El Pollo Loco.  He comes at a time when the brand is well positioned to grow, and we are certain his 25 years’ experience in leadership roles at Brinker will help support that growth into 2025 and beyond,” said William Floyd, Chairperson of El Pollo Loco’s Board of Directors.

Mr. Taylor most recently served as executive vice president and chief financial officer at Brinker International, Inc. (“Brinker”) until his retirement in June 2024. Brinker is one of the world’s leading casual dining restaurant companies and home of Chili’s® Grill & Bar, Maggiano’s Little Italy®. During his tenure at Brinker, Mr. Taylor served in various leadership roles in finance, investor relations, restaurant development, risk management, corporate affairs and communications for Brinker and its brands.  Prior to joining Brinker, Joe spent nearly 18 years in the banking industry in several client-related and corporate finance positions. Mr. Taylor actively engages with the restaurant industry and has held leadership positions with multiple trade associations. He is director emeritus of the National Restaurant Association and trustee emeritus of the National Restaurant Association Educational Foundation.

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About El Pollo Loco

El Pollo Loco (Nasdaq: LOCO) is the nation’s leading fire-grilled chicken restaurant known for its craveable, flavorful, and better-for-you offerings. Recently voted as the #1 “Best Restaurant for Quick, Healthy Food” in USA TODAY’s 10 Best Readers’ Choice Awards, our menu features innovative meals with Mexican flavors made daily in our restaurants using quality ingredients. At El Pollo Loco, inclusivity is at the heart of our culture. Our community of over 4,000 employees reflects our commitment to creating a workplace where everyone has a seat at our table.  Since 1980, El Pollo Loco has successfully expanded its presence, operating more than 495 company-owned and franchised restaurants across seven U.S. states: Arizona, California, Colorado, Nevada, Texas, Utah, and Louisiana. The company has also extended its footprint internationally, with ten licensed restaurant locations in the Philippines. For more information or to place an order, visit the Loco Rewards app or ElPolloLoco.com. Follow us on Instagram, TikTok, Facebook, or X.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “well-positioned and “support,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. They appear in a number of places throughout this press release and statements regarding the expected results of our initiatives and our ability to capture opportunities and attract franchisees and grow development, as well as our ongoing business intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, sales levels, liquidity, prospects, growth, strategies and the industry in which we operate. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that we expected.

While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties that could cause outcomes to differ materially from our expectations. These factors include, but are not limited to: global economic or other business conditions that may affect the desire or ability of our customers to purchase our products such as inflationary pressures, high unemployment levels, increases in gas prices, and declines in median income growth, consumer confidence and consumer discretionary spending; our ability to open new restaurants in new and existing markets, including difficulty in finding sites and in negotiating acceptable leases; our ability to compete successfully with other quick-service and fast casual restaurants; vulnerability to changes in political and economic conditions and consumer preferences; our ability to attract, develop, assimilate and retain employees; vulnerability to conditions in the greater Los Angeles area and to natural disasters given the geographic concentration and real estate intensive nature of our business; the impacts of the uncertainty regarding a potential resurgence of COVID-19 or another pandemic, epidemic or infectious disease outbreak on our company, our employees, our customers, our partners, our industry and the economy as a whole, as well as our franchisees’ ability to operate their individual restaurants without disruption; the possibility that we may continue to incur significant impairment of certain of our assets, in particular in our new markets; changes in food and supply costs, especially for chicken, labor, construction and utilities; social media and negative publicity, whether or not valid, and our ability to respond to and effectively manage the accelerated impact of social media; our ability to continue to expand our digital business, delivery orders and catering; and other risks set forth in our filings with the Securities and Exchange Commission from time to time, including under Item 1A, Risk Factors in our annual report on Form 10K for the year ended December 2024, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission, all of which are or will be available online at www.sec.gov.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the ways that we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Investor Contact:

Jeff Priester

ICR

Investors@elpolloloco.com

Media Contact:

Brittney Shaffer

media@elpolloloco.com